SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       APRIL 3, 2001 (MARCH 30, 2001)
              Date of Report (Date of earliest event reported)


                               INTERPOOL, INC
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-11862                13-3467669
----------------------------      ----------------       -------------------
(State or other jurisdiction      (Commission File         (IRS Employer
    of Incorporation)                  Number)           Identification No.)


211 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY                    08540
--------------------------------------------             -------------------
  (Address of Principal Executive Offices)                   (Zip Code)


                               (609) 452-8900
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 2.  Acquisition or Disposition of Assets

            On March 30, 2001, Interpool, Inc. (the "Registrant") consummated the transactions contemplated by an Asset Purchase Agreement, dated as of January 26, 2001, between the Registrant and Transport International Pool, Inc. (the "Purchaser"), a subsidiary of General Electric Capital Corporation, as amended on March 30, 2001 ( the "Purchase Agreement").

            Pursuant to the Purchase Agreement, the Registrant sold approximately 50,000 intermodal trailers and domestic rail containers and related assets to the Purchaser, including approximately 40,000 units that the Registrant acquired from Transamerica Leasing Inc. in October of 2000. The transaction, which was negotiated at arm's-length with the Purchaser, is valued at approximately $345.8 million, consisting of approximately $287.3 million in cash and the assumption by the Purchaser of approximately $58.5 million of indebtedness of the Registrant. In connection with the transaction, the Registrant also sold to the Purchaser certain accounts receivable related to the disposed assets for approximately $4.9 million. As a result of the transaction, the Registrant reduced its net debt by approximately $300 million.

            In connection with the transactions contemplated by the Purchase Agreement, the Registrant and the Purchaser also entered into customary closing agreements including an Assignment and Assumption Agreement and a Transitional Services Agreement.

            The foregoing description of the Purchase Agreement is qualified in its entirety by the terms and conditions of the Purchase Agreement which is attached hereto as Exhibits 2.1 and 2.2.

            On March 30, 2001, the Registrant issued a press release announcing the consummation of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after April 14, 2001.

(b) As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after April 14, 2001.

(c)   Exhibits.


2.1 Asset Purchase Agreement, dated as of January 26, 2001, by and between Interpool, Inc. and Transport International Pool, Inc.

2.2 Amendment No. 1 to the Asset Purchase Agreement dated as of March 30, 2001, by and between Interpool, Inc. and Transport International Pool, Inc.

99.1   Press Release issued by Interpool, Inc., dated March 30, 2001.




                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 3, 2001


                                    INTERPOOL, INC.


                                    By: /s/ Mitchell Gordon
                                       -------------------------------
                                    Name:  Mitchell Gordon
                                    Title: Chief Financial Officer





                               EXHIBIT INDEX



2.1 Asset Purchase Agreement, dated as of January 26, 2001, by and between Interpool, Inc. and Transport International Pool, Inc.

2.2 Amendment No.1 to the Asset Purchase Agreement, dated as of March 30, 2001, by and between Interpool, Inc. and Transport International Pool, Inc.

99.1   Press Release issued by the Interpool, Inc., dated March 30, 2001.